UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 14, 2017

Commission File Number: 0-29923

CUI Global, Inc.

(Exact Name of registrant as specified in Its Charter)

Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

20050 SW 112th Avenue, Tualatin, Oregon	97062
(Address of Principal Executive Offices)	(Zip Code)

(503) 612-2300

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On March 14, 2017, CUI Global, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the quarter and year ended December 31, 2016. The press release is being furnished with this report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.  This report (including the exhibit) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

The press release is available at the Company’s website, www.CUIGlobal.com.

Item 8.01. Other Events.

Announcing ENGIE collaboration agreement

On March 14, 2017, CUI Global issued a press release announcing a collaboration agreement with France-based ENGIE for GasPT® and VE Technology®. The press release is being furnished with this report on Form 8-K as Exhibit 99.2 and incorporated herein by reference. This report (including the exhibit) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Announcing S-3 shelf registration statement

On March 14, 2017, CUI Global issued a press release announcing that it had filed an S-3 Shelf registration statement with the Securities and Exchange Commission. The press release is furnished with this report on Form 8-K as Exhibit 99.3 and is incorporated by reference. This report (including the exhibit) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

These press releases are available at the Company’s website, www.CUIGlobal.com.

Section 9 – Financial Statement and Exhibits

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated March 14, 2017 issued by CUI Global, Inc. – Announcing fourth quarter 2017 earnings

99.2	Press Release dated March 14, 2017 issued by CUI Global, Inc. – Announcing ENGIE collaboration agreement

99.3	Press Release dated March 14, 2017 issued by CUI Global, Inc. – Announcing S-3 shelf registration statement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 14th day of March, 2017.

CUI Global, Inc.

By:	/s/ William J. Clough
William J. Clough, CEO/President